UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 5, 2007

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2007, IntriCon Corporation (the “Company”), amended the Company’s Amended and Restated Articles of Incorporation to permit the Company to issue uncertificated shares in compliance with the rules of the American Stock Exchange. The amendment became effective upon the filing of the Amendment to Articles of Incorporation with the Secretary of State of the Commonwealth of Pennsylvania on September 5, 2007. Pursuant to the Pennsylvania Business Corporation of 1988, as amended, the amendment was approved by the Company’s Board of Directors and effected without shareholder action. A copy of the Amendment to Articles of Incorporation is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amendment to IntriCon Corporation’s Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation

	By:	/s/Scott Longval
Date: September 7, 2007		Scott Longval Chief Financial Officer

EXHIBIT INDEX

3.1	Amendment to IntriCon Corporation’s Amended and Restated Articles of Incorporation